UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2000




                             Ableauctions.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                    000-28179                 Not Available
------------------------    -----------------------    -------------------------
(State of incorporation)    (Commission file number)        (I.R.S. Employer
                                                           Identification No.)


                              7303 East Earll Drive
                            Scottsdale, Arizona 85251
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (602) 224-3731


                              1963 Lougheed Highway
                           Coquitlam, British Columbia
                                 Canada V3K 3T8
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of the Business Acquired.

     Audited Financial Statements of Ehli's Commercial/Industrial Auctions Incorporated Together With Auditors' Report as at December 31, 1999.

     Unaudited Financial Statements of Ehli's Commercial/Industrial Auctions Incorporated dated March 31, 2000.

(b)  Pro Forma Financial Information.

     Unaudited Pro Forma Consolidated Financial Statements of Ableauctions.com, Inc. and Ehli's Commercial/Industrial Auctions Incorporated dated March 31, 2000.

(c)  Exhibits

Exhibit
Number         Description
------         -----------

 2.1 Share Purchase Agreement among Randy Ehli, Ableauctions.com, Inc., and Ehli's Commercial/Industrial Auctions, Inc. dated as of May 16, 2000 (without schedules or exhibits).(1)(2)
------------

(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

(2)  Previously filed on Form 8-K on June 9, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                             Ableauctions.com, Inc.


August 8, 2000                               /s/ Abdul Ladha
------------------                           -----------------------------------
(Date)                                       Abdul Ladha, President and Director

                                 EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

 2.1 Share Purchase Agreement among Randy Ehli, Ableauctions.com, Inc., and Ehli's Commercial/Industrial Auctions, Inc. dated as of May 16, 2000 (without schedules or exhibits).(1)(2)
------------

(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

(2)  Previously filed on Form 8-K on June 9, 2000.

                             ABLEAUCTIONS.COM, INC.
                          INDEX TO FINANCIAL STATEMENTS

(a)  Financial Statements of the Business Acquired.

     Audited Financial Statements of Ehli's Commercial/Industrial Auctions Incorporated Together With Auditors' Report as at December 31, 1999.

             Auditors' Report
             Balance Sheet
             Statements of Operations
             Statement of Changes in Stockholders' Equity
             Statement of Cash Flows
             Notes to Financial Statements

     Unaudited Financial Statements of Ehli's Commercial/Industrial Auctions Incorporated dated March 31, 2000.

             Balance Sheet
             Statements of Operations
             Statement of Changes in Stockholders' Equity
             Statement of Cash Flows
             Notes to Financial Statements

(b)  Pro Forma Financial Information.

     Unaudited Pro Forma Consolidated Financial Statements of Ableauctions.com, Inc. and Ehli's Commercial/Industrial Auctions Incorporated dated March 31, 2000.

             Pro Forma Consolidated Balance Sheet
             Pro Forma Consolidated Statements of Operations
             Pro Forma Consolidated Statement of Stockholders' Equity Pro Forma Consolidated Statement of Cash Flows
             Notes to Pro Forma Consolidated Financial Statements

               EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                                                                A Partnership of
                                                      Incorporated Professionals
DAVIDSON & COMPANY=========Chartered Accountants================================






                          INDEPENDENT AUDITORS' REPORT


To the Stockholder and the Board of Directors of Ehli's Commercial/Industrial Auctions Incorporated

We have audited the accompanying balance sheet of Ehli's Commercial/Industrial Auctions Incorporated as at December 31, 1999 and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ehli's Commercial/Industrial Auctions Incorporated as at December 31, 1999 and the results of its operations, changes in stockholder's equity and its cash flows for the year then ended in conformity with generally accepted accounting principles of the United States of America.



                                                         /s/ Davidson & Company
Vancouver, Canada                                         Chartered Accountants
July 11, 2000



                   A Member of Accounting Group International
                   ==========================================

      Suite 1270, Stock Exchange Tower, 609 Granville Street, P.O. Box 10372,
                Pacific Centre, Vancouver, B.C., Canada V7Y 1G6
                Telephone (604) 687-0947   Fax (604) 687-6172

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
BALANCE SHEET
AS AT DECEMBER 31, 1999
================================================================================


ASSETS

Current
    Cash and cash equivalents                                                                    $       250,762
    Accounts receivable - trade                                                                           14,264
    Inventory                                                                                             33,550
    Prepaid expenses                                                                                       9,935
                                                                                                 ---------------
    Total current assets                                                                                 308,511

Capital assets (Note 3)                                                                                   30,273
                                                                                                 ---------------
Total assets                                                                                     $       338,784
=================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Current
    Accounts payable and accrued liabilities                                                     $        49,805
    Due to related party                                                                                  55,656
                                                                                                 ---------------
    Total current liabilities                                                                            105,461
                                                                                                 ---------------
Stockholder's equity (Note 4)
    Capital stock
       Authorized
          50,000 common shares with a par value of $1.00

       Issued and outstanding
          December 31, 1999 - 500 common shares with a par value of $1.00                                    500

    Retained earnings                                                                                    232,823
                                                                                                 ---------------

    Total stockholder's equity                                                                           233,323
                                                                                                 ---------------

Total liabilities and stockholder's equity                                                       $       338,784
=================================================================================================================





   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
================================================================================



REVENUE
    Sales                                                                       $     1,067,412

COST OF GOODS SOLD                                                                       98,799
                                                                                ---------------

GROSS PROFIT                                                                            968,613
                                                                                ---------------

OPERATING EXPENSES
    Accounting and legal fees                                                             2,330
    Advertising and promotion                                                            93,211
    Auction supplies and expenses                                                        20,815
    Automobile                                                                           16,345
    Bad debt                                                                              3,461
    Consulting fees                                                                       7,937
    Credit card service charges                                                          46,775
    Depreciation                                                                          9,700
    Insurance                                                                            18,072
    Office and miscellaneous                                                             41,327
    Payroll and business taxes                                                           54,903
    Rent and utilities                                                                   85,319
    Salaries and benefits                                                               388,914
    Security                                                                              6,952
    Telephone                                                                            14,069
                                                                                ---------------
                                                                                        810,130

Income before other item                                                                158,483


OTHER ITEM
    Interest income                                                                      10,823
                                                                                ---------------

Net income                                                                      $       169,306
================================================================================================





   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
================================================================================









                                                                       Common Stock                                     Total
                                                              -------------- ---------------        Retained    Stockholder's
                                                                     Shares          Amount         Earnings           Equity
------------------------------------------------------------------------------------------------------------------------------


Balance, December 31, 1998                                             500      $       500       $   140,640     $    141,140

Net income                                                              -                -            169,306          169,306

Distributions                                                           -                -            (77,123)         (77,123)
                                                               ------------     ------------      -------------   -------------

Balance, December 31, 1999                                             500      $      500        $   232,823     $    233,323
==============================================================================================================================

















   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999
================================================================================


CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                       $       169,306
    Items not affecting cash:
       Depreciation                                                                            9,700

    Changes in non-cash working capital items:
       Decrease in accounts receivable                                                         2,247
       Decrease in inventory                                                                  14,950
       Increase in prepaid expenses                                                           (9,935)
       Increase in accounts payable and accrued liabilities                                   27,574
                                                                                     ---------------

    Net cash provided by operating activities                                                213,842
                                                                                     ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Payments of amounts due to related party                                                  (1,387)
    Distribution                                                                             (77,123)
                                                                                     ---------------
    Net cash used in financing activities                                                    (78,510)
                                                                                     ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Cash payment for capital assets                                                          (22,102)
                                                                                     ---------------
    Net cash used in investing activities                                                    (22,102)
                                                                                     ---------------

Change in cash and cash equivalents for the year                                             113,230

Cash and cash equivalents, beginning of year                                                 137,532
                                                                                     ---------------

Cash and cash equivalents, end of year                                               $       250,762
======================================================================================================


Supplemental disclosures with respect to cash flows (Note 5)






   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================


1.   HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was organized in August 1988, under the laws of the State of Washington. The Company is involved in public auctions of primarily consignment goods consisting of vehicles, equipment and general merchandise from their location in Tacoma, Washington.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from these estimates.

     Cash and cash equivalents

     The Company considers all investments with a maturity of three months or less to be cash equivalents.

     Inventory

     Inventory is stated at the lower of cost and net realizable value.

     Capital assets and depreciation

     Capital assets, which consist of equipment, tools and machinery and furniture and fixtures, are recorded at cost less accumulated depreciation. The cost of capital assets is depreciated using the straight-line method over estimated lives of 5 years.

     Leasehold improvements are depreciated using the straight-line method over a period of 10 years.

     Revenue recognition

     The Company generally earns revenues from its auction activities either through consignment sales, or through sales of inventory purchased by the Company. For consignment sales, the Company earns auction fees charged to consignors, and buyer's premiums charged to purchasers, determined as a percentage of the sale price. For inventory sales, the Company earns a profit or incurs a loss on the sale, to the extent the purchase price exceeds or is less than the purchase price paid for such inventory.

     For each type of auction revenue, an invoice is rendered to the purchaser, and revenue is recognized by the Company, at the date of the auction. The auction purchase creates a legal obligation upon the purchaser to take possession of, and pay for the merchandise. This obligation generally provides the Company with reasonable assurance of collection of the sale proceeds, from which the Company's earnings are derived, including the fees from consignors and purchasers, as well as resale profits.

     Federal income tax

     The Company has elected to be treated as an S Corporation under the Internal Revenue Code. Under this election, income is generally taxed directly to the stockholders rather than at a corporate level.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================


2.   SIGNIFICANT ACCOUNTING POLICIES (cont'd.....)

     Financial instruments

     The Company's financial instruments consist of cash, accounts receivable, accounts payable and accrued liabilities and amounts due to related party. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

3.   CAPITAL ASSETS

     ========================================================================================================
                                                                                 Accumulated        Net Book
                                                                      Cost      Depreciation           Value
     --------------------------------------------------------------------------------------------------------
     Equipment, tools and machinery                           $     41,803     $      13,870       $  27,933
     Furniture and fixtures                                          2,811               471           2,340
     Leasehold improvements                                         16,959            16,959               -
                                                              --------------   --------------      ----------
                                                              $     61,573     $      31,300       $  30,273
     ========================================================================================================


4.   CAPITAL STOCK

     The Company's authorized capital stock consists of 50,000 shares of common stock, with a par value of $1.00 per share. All shares of common stock have equal voting rights and, when validly issued and outstanding, are entitled to one vote per share in all matters to be voted upon by shareholders. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. Holders of the common stock are entitled to share pro-rata in dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available.

5.   SUPPLEMENTAL DISCLOSURES WITH RESPECT TO CASH FLOWS

        ========================================================================
        Cash paid for interest                                      $        -
        ========================================================================


6.   COMMITMENT

     The Company leased its facilities consisting of land and a building under a lease which expired in 1998. Since the expiration, the Company has continued to lease the property under a month-to-month arrangement at a total monthly rental of approximately $6,200. The Company has notified the landlord that it will exercise its option to renew the lease. The option will extend the lease for an additional one-year period once the lease agreement is signed. Rent expenses under this lease for the year ended December 31, 1999 approximated $75,100.

               EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED

                              FINANCIAL STATEMENTS
                                   (Unaudited)

                                 MARCH 31, 2000

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
BALANCE SHEET
(Unaudited)
AS AT MARCH 31, 2000
================================================================================


ASSETS

Current
    Cash and cash equivalents                                                              $       445,788
    Accounts receivable - trade                                                                      2,496
    Inventory                                                                                       49,268
    Prepaid expenses                                                                                 4,968
                                                                                           ---------------
    Total current assets                                                                           502,520

Capital assets (Note 3)                                                                             29,517
                                                                                           ---------------
Total assets                                                                               $       532,037
============================================================================================================


LIABILITIES AND STOCKHOLDER'S EQUITY

Current
    Accounts payable and accrued liabilities                                               $       150,155
    Due to related party                                                                            55,656
                                                                                           ---------------
    Total current liabilities                                                                      205,811
                                                                                           ---------------

Stockholder's equity (Note 4)
    Capital stock
       Authorized
       50,000 common shares with a par value of $1.00

       Issued and outstanding
          March 31, 2000 - 500 common shares with a par value of $1.00                                 500

    Retained earnings                                                                              325,726
                                                                                           ---------------
    Total Stockholder's equity                                                                     326,226
                                                                                           ---------------

Total liabilities and Stockholder's equity                                                 $       532,037
============================================================================================================




   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
STATEMENT OF OPERATIONS
(Unaudited)
THREE MONTH PERIOD ENDED MARCH 31, 2000
================================================================================

REVENUE
    Sales                                                                  $       298,571

COST OF GOODS SOLD                                                                  15,631
                                                                           ---------------

GROSS PROFIT                                                                       282,940
                                                                           ---------------

OPERATING EXPENSES
    Accounting and legal fees                                                        1,260
    Advertising and promotion                                                       14,055
    Auction supplies and expenses                                                    5,667
    Automobile                                                                       5,247
    Bad debt (recovery)                                                             (1,303)
    Consulting fees                                                                    345
    Credit card service charges                                                      7,507
    Depreciation                                                                     2,176
    Insurance                                                                        4,968
    Office and miscellaneous                                                        18,347
    Payroll and business taxes                                                      14,655
    Rent and utilities                                                              22,194
    Salaries and benefits                                                           89,180
    Security                                                                         2,310
    Telephone                                                                        2,597
                                                                           ---------------
                                                                                   189,205

Income before other item                                                            93,735

OTHER ITEM
    Interest income                                                                  3,049
                                                                           ---------------

Net income                                                                 $        96,784
============================================================================================





   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
(Unaudited)
================================================================================





                                                                       Common Stock                                     Total
                                                              -------------- ---------------        Retained    Stockholder's
                                                                     Shares          Amount         Earnings           Equity
------------------------------------------------------------------------------------------------------------------------------


Balance, December 31, 1999                                             500      $       500      $   232,823      $   233,323

Net income                                                              -                -            96,784           96,784

Distributions                                                           -                -            (3,881)          (3,881)
                                                                ------------    ------------     -------------    -------------

Balance, March 31, 2000                                                500      $       500      $   325,726       $  326,226
==============================================================================================================================














   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
STATEMENT OF CASH FLOWS
(Unaudited)
THREE MONTH PERIOD ENDED MARCH 31, 2000
================================================================================


CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                   $        96,784
    Items not affecting cash:
       Depreciation                                                                        2,176

    Changes in non-cash working capital items:
       Decrease in accounts receivable                                                    11,768
       Increase in inventory                                                             (15,718)
       Decrease in prepaid expenses                                                        4,967
       Increase in accounts payable and accrued liabilities                              100,350
                                                                                 ---------------
    Net cash provided by operating activities                                            200,327
                                                                                 ---------------


CASH FLOWS FROM FINANCING ACTIVITIES
    Distributions                                                                         (3,881)
                                                                                 ---------------
    Net cash used in financing activities                                                 (3,881)
                                                                                 ---------------


CASH FLOWS FROM INVESTING ACTIVITIES
    Cash payment for purchase of capital assets                                           (1,420)
                                                                                 ---------------
    Net cash used in investing activities                                                 (1,420)
                                                                                 ---------------

Change in cash and cash equivalents for the period                                       195,026

Cash and cash equivalents, beginning of period                                           250,762
                                                                                 ---------------

Cash and cash equivalents, end of period                                         $       445,788
==================================================================================================


Supplemental disclosures with respect to cash flows (Note 5)





   The accompanying notes are an integral part of these financial statements.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)
MARCH 31, 2000
================================================================================


1.   HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was organized in August 1988, under the laws of the State of Washington. The Company is involved in public auctions of primarily consignment goods consisting of vehicles, equipment and general merchandise from their location in Tacoma, Washington.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from these estimates.

     Cash and cash equivalents

     The Company considers all investments with a maturity of three months or less to be cash equivalents.

     Inventory

     Inventory is stated at the lower of cost and net realizable value.

     Capital assets and depreciation

     Capital assets, which consist of equipment, tools and machinery and furniture and fixtures, are recorded at cost less accumulated depreciation. The cost of capital assets is depreciated using the straight-line method over estimated lives of 5 years.

     Leasehold improvements are depreciated using the straight-line method over a period of 10 years.

     Revenue recognition

     The Company generally earns revenues from its auction activities either through consignment sales, or through sales of inventory purchased by the Company. For consignment sales, the Company earns auction fees charged to consignors, and buyer's premiums charged to purchasers, determined as a percentage of the sale price. For inventory sales, the Company earns a profit or incurs a loss on the sale, to the extent the purchase price exceeds or is less than the purchase price paid for such inventory.

     For each type of auction revenue, an invoice is rendered to the purchaser, and revenue is recognized by the Company, at the date of the auction. The auction purchase creates a legal obligation upon the purchaser to take possession of, and pay for the merchandise. This obligation generally provides the Company with reasonable assurance of collection of the sale proceeds, from which the Company's earnings are derived, including the fees from consignors and purchasers, as well as resale profits.

     Federal income tax

     The Company has elected to be treated as an S Corporation under the Internal Revenue Code. Under this election, income is generally taxed directly to the stockholders rather than at a corporate level.

EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED
NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)
MARCH 31, 2000
================================================================================


2.   SIGNIFICANT ACCOUNTING POLICIES (cont'd.....)

     Financial instruments

     The Company's financial instruments consist of cash, accounts receivable, accounts payable and accrued liabilities and amounts due to related party. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

3.   CAPITAL ASSETS

     =======================================================================================================

                                                                              Accumulated         Net Book
                                                                    Cost      Depreciation           Value
     -------------------------------------------------------------------------------------------------------
     Equipment, tools and machinery                          $    43,223      $    15,906        $   27,317
     Furniture and fixtures                                        2,811              611             2,200
     Leasehold improvements                                       16,959           16,959                -
                                                             ------------     ------------       ----------
                                                             $    62,993      $    33,476        $   29,517
     =======================================================================================================


4.   CAPITAL STOCK

     The Company's authorized capital stock consists of 50,000 shares of common stock, with a par value of $1.00 per share. All shares of common stock have equal voting rights and, when validly issued and outstanding, are entitled to one vote per share in all matters to be voted upon by shareholders. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. Holders of the common stock are entitled to share pro-rata in dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available.

5.   SUPPLEMENTAL DISCLOSURES WITH RESPECT TO CASH FLOWS

     =========================================================================
     Cash paid for interest                                       $          -
     =========================================================================


6.   COMMITMENT

     The Company leased its facilities consisting of land and a building under a lease which expired in 1998. Since the expiration, the Company has continued to lease the property under a month-to-month arrangement at a total monthly rental of approximately $6,200. The Company has notified the landlord that it will exercise its option to renew the lease. The option will extend the lease for an additional one-year period once the lease agreement is signed. Rent expense under this lease for the three month period ended March 31, 2000 was approximated at $19,050.

                             ABLEAUCTIONS.COM, INC.

                                       AND

               EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                                 MARCH 31, 2000

                             ABLEAUCTIONS.COM, INC.

                                       AND

               EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS INCORPORATED

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited pro-forma consolidated balance sheet as at March 31, 2000 and pro-forma consolidated statements of operations for the year ended December 31, 1999 and the three month period ended March 31, 2000 (the "Pro-forma Financial Statements") of Ableauctions.com, Inc. (the "Company") give effect to the acquisition by the Company of 100% of the outstanding capital stock of Ehli's Commercial/Industrial Auctions Incorporated, as of the beginning of the periods indicated for purposes of the statements of operations.

The Pro-forma Financial Statements have been prepared by the Company based upon the financial statements of the Company and Ehli's Commercial/Industrial Auctions Incorporated The Pro-forma Financial Statements give effect to the acquisition under the purchase method of accounting and to certain assumptions and adjustments described more fully in the accompanying notes. These Pro-forma Financial Statements may not be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial Statements should be read in conjunction with the financial statements and notes thereto of the Company and Ehli's Commercial/Industrial Auctions Incorporated included elsewhere in this Form 8-K.

ABLEAUCTIONS.COM, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
MARCH 31, 2000
================================================================================


                                                                                       Ehli's
                                                                                  Commercial/
                                                                                   Industrial
                                                                 Ableauctions        Auctions       Pro-forma       Pro-forma
                                                                   .com, Inc.    Incorporated     Adjustments    Consolidated
------------------------------------------------------------------------------------------------------------------------------
ASSETS

Current
    Cash and cash equivalents                                   $   1,452,826    $    445,788    $   (900,000)   $    998,614
    Accounts receivable - trade                                       427,226           2,496              -          429,722
    Accounts receivable - other                                       113,295              -               -          113,295
    Inventory                                                       1,326,617          49,268              -        1,375,885
    Prepaid expenses                                                   81,335           4,968              -           86,303
                                                                -------------   -------------    -------------   -------------
    Total current assets                                            3,401,299         502,520        (900,000)      3,003,819

Trademark                                                              11,425              -               -           11,425
Capital assets                                                      4,920,920          29,517              -        4,950,437
Web site development costs                                             94,479              -               -           94,479
Goodwill                                                            1,246,268              -          923,774       2,170,042
                                                                -------------   -------------    -------------   -------------
Total assets                                                    $   9,674,391    $    532,037    $     23,774    $ 10,230,202
==============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
    Accounts payable and accrued liabilities                    $     823,958    $    150,155    $         -     $    974,113
    Promissory note                                                   102,831              -               -          102,831
    Due to related party                                                   -           55,656              -           55,656
                                                                -------------   -------------    -------------   -------------
    Total current liabilities                                         926,789         205,811              -        1,132,600

Promissory note                                                       943,527              -               -          943,527
                                                                -------------   -------------    -------------   -------------
                                                                    1,870,316         205,811              -        2,076,127
                                                                -------------   -------------    -------------   -------------
Stockholders' equity
    Capital stock
       Authorized
          62,500,000 common shares with a par value
             of $0.001

       Issued and outstanding
          March 31, 2000 - 19,549,517 common shares
             with a par value of $0.001                                19,549             500            (450)         19,599

    Additional paid-in capital                                     10,288,562              -          349,950      10,638,512
    Retained earnings (deficit)                                    (2,566,664)        325,726        (325,726)     (2,566,664)
    Accumulated other comprehensive income                             62,628              -               -           62,628
                                                                -------------   -------------    -------------   -------------
    Total stockholders' equity                                      7,804,075         326,226          23,774       8,154,075
                                                                -------------   -------------    -------------   -------------
Total liabilities and stockholders' equity                      $   9,674,391    $    532,037    $     23,774    $ 10,230,202
==============================================================================================================================



          See notes to the pro-forma consolidated financial statements.

ABLEAUCTIONS.COM, INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
THREE MONTH PERIOD ENDED MARCH 31, 2000
================================================================================


                                                                                       Ehli's
                                                                                  Commercial/
                                                                 Ableauctions      Industrial       Pro-forma       Pro-forma
                                                                   .com, Inc.        Auctions     Adjustments    Consolidated
                                                                                 Incorporated
------------------------------------------------------------------------------------------------------------------------------
REVENUE
  Sales                                                         $     867,691    $    298,571    $         -     $  1,166,262
  Commissions                                                         232,436              -               -          232,436
                                                                -------------    ------------    ------------    -------------
                                                                    1,100,127         298,571              -        1,398,698

COST OF GOODS SOLD                                                    814,751          15,631              -          830,382
                                                                -------------    ------------    ------------    -------------

GROSS PROFIT                                                          285,376         282,940              -          568,316
                                                                -------------    ------------    ------------    -------------

OPERATING EXPENSES
  Accounting and legal fees                                           116,013           1,260              -          117,273
  Advertising and promotion                                           154,288          14,055              -          168,343
  Amortization and depreciation                                       105,608           2,176              -          107,784
  Amortization of goodwill                                             14,692              -           46,189          60,881
  Auction supplies and expenses                                            -            5,667              -            5,667
  Automobile                                                           15,348           5,247              -           20,595
  Bad debt (recovery)                                                  (3,696)         (1,303)             -           (4,999)
  Commission                                                           16,053              -               -           16,053
  Consulting fees                                                      81,254             345              -           81,599
  Credit card service charges                                              -            7,507              -            7,507
  Insurance                                                                -            4,968              -            4,968
  Investor relations and shareholder information                      266,571              -               -          266,571
  Licences and permits                                                 14,354              -               -           14,354
  Management fees                                                       1,607              -               -            1,607
  Office and miscellaneous                                             62,913          18,347              -           81,260
  Payroll and business taxes                                               -           14,655              -           14,655
  Rent and utilities                                                  185,335          22,194              -          207,529
  Repairs and maintenance                                              24,062              -               -           24,062
  Salaries and benefits                                               296,069          89,180              -          385,249
  Security                                                                 -            2,310              -            2,310
  Telephone                                                            24,686           2,597              -           27,283
  Travel and entertainment                                            115,605              -               -          115,605
                                                                -------------    ------------    ------------    -------------
                                                                    1,490,762         189,205          46,189       1,726,156
                                                                -------------    ------------    ------------    -------------

Income (loss) before other items                                   (1,205,386)         93,735         (46,189)     (1,157,840)
                                                                -------------  --------------  --------------  --------------


Continued.....

ABLEAUCTIONS.COM, INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
THREE MONTH PERIOD ENDED MARCH 31, 2000
================================================================================


                                                                                       Ehli's
                                                                                  Commercial/
                                                                 Ableauctions      Industrial       Pro-forma       Pro-forma
                                                                   .com, Inc.        Auctions     Adjustments    Consolidated
                                                                                 Incorporated
------------------------------------------------------------------------------------------------------------------------------
cont'd.....


Income (loss) before other items                                   (1,205,386)         93,735         (46,189)     (1,157,840)
                                                                -------------    ------------    ------------    -------------

OTHER ITEMS

  Interest income                                                      14,443           3,049              -           17,492
  Foreign exchange loss                                               (29,035)             -               -          (29,035)
                                                                -------------    ------------    ------------    -------------

                                                                      (14,592)          3,049              -          (11,543)
                                                                -------------    ------------    ------------    -------------


Income (loss) before income taxes                                  (1,219,978)         96,784         (46,189)     (1,169,383)


Income taxes                                                               -               -           21,157          21,157
                                                                -------------    ------------    ------------    -------------


Income (loss) for the period                                      $(1,219,978)   $     96,784    $    (67,346)   $ (1,190,540)
==============================================================================================================================


Basic and diluted loss per share                                  $      (0.07)  $         -     $         -     $      (0.06)
==============================================================================================================================


Weighted average number of shares outstanding                      18,668,483              -           50,000      18,718,483
==============================================================================================================================






          See notes to the pro-forma consolidated financial statements.

ABLEAUCTIONS.COM, INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
YEAR ENDED DECEMBER 31, 1999
================================================================================


                                                                                       Ehli's
                                                                                  Commercial/
                                                                 Ableauctions      Industrial       Pro-forma       Pro-forma
                                                                   .com, Inc.        Auctions     Adjustments    Consolidated
                                                                                 Incorporated
------------------------------------------------------------------------------------------------------------------------------

REVENUE
  Sales                                                          $    829,755    $  1,067,412    $         -     $  1,897,167
  Commissions                                                          68,695              -               -           68,695
                                                                 ------------    ------------    ------------    ------------
                                                                      898,450       1,067,412              -        1,965,862


COST OF GOODS SOLD                                                    582,346          98,799              -          681,145
                                                                 ------------    ------------    ------------    ------------


GROSS PROFIT                                                          316,104         968,613              -        1,284,717
                                                                 ------------    ------------    ------------    ------------


OPERATING EXPENSES
  Accounting and legal fees                                            76,057           2,330              -           78,387
  Advertising and promotion                                           119,014          93,211              -          212,225
  Amortization and depreciation                                       195,288           9,700              -          204,988
  Amortization of goodwill                                             11,972              -          184,755         196,727
  Auction supplies and expenses                                            -           20,815              -           20,815
  Automobile                                                           46,196          16,345              -           62,541
  Bad debt (recovery)                                                  36,011           3,461              -           39,472
  Commission                                                           39,625              -               -           39,625
  Consulting fees                                                      45,966           7,937              -           53,903
  Credit card services charges                                             -           46,775              -           46,775
  Insurance                                                                -           18,072              -           18,072
  Investor relations and shareholder information                      400,731              -               -          400,731
  Management fees                                                     238,278              -               -          238,278
  Office and miscellaneous                                             61,179          41,327              -          102,506
  Payroll and business taxes                                               -           54,903              -           54,903
  Rent and utilities                                                   73,695          85,319              -          159,014
  Salaries and benefits                                               310,770         388,914              -          699,684
  Security                                                                 -            6,952              -            6,952
  Telephone                                                            19,118          14,069              -           33,187
                                                                 ------------    ------------    ------------    ------------
                                                                    1,673,900         810,130         184,755       2,668,785
                                                                 ------------    ------------    ------------    ------------

Income (loss)  before other items                                  (1,357,796)        158,483        (184,755)     (1,384,068)
                                                                 ------------    ------------    ------------    ------------



Continued.....

ABLEAUCTIONS.COM, INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
YEAR ENDED DECEMBER 31, 1999
================================================================================


                                                                                       Ehli's
                                                                                  Commercial/
                                                                 Ableauctions      Industrial       Pro-forma       Pro-forma
                                                                   .com, Inc.        Auctions     Adjustments    Consolidated
                                                                                 Incorporated
------------------------------------------------------------------------------------------------------------------------------

cont'd.....

Income (loss)  before other items                                  (1,357,796)        158,483        (184,755)     (1,384,068)
                                                                 ------------    ------------    ------------    ------------


OTHER ITEMS
  Interest income                                                      22,871          10,823              -           33,694
  Foreign exchange loss                                                (4,567)             -               -           (4,567)
                                                                 ------------    ------------    ------------    ------------
                                                                       18,304          10,823              -           29,127
                                                                 ------------    ------------    ------------    ------------


Income (loss) before income taxes                                  (1,339,492)        169,306        (184,755)     (1,354,941)


Income taxes                                                               -               -           49,279          49,279
                                                                 ------------    ------------    ------------    ------------


Loss for the year                                                $ (1,339,492)   $    169,306    $   (234,034)   $ (1,404,220)
==============================================================================================================================

Basic and diluted loss per share                                 $       (0.10)  $         -     $         -     $      (0.11)
==============================================================================================================================

Weighted average number of shares outstanding                      13,228,082              -           50,000      13,278,082
==============================================================================================================================







          See notes to the pro-forma consolidated financial statements.

ABLEAUCTIONS.COM, INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
MARCH 31, 2000
================================================================================


1.   BASIS OF PRESENTATION

     Business  combination  of   Ableauctions.com,   Inc.  ("Able")  and  Ehli's
     Commercial/Industrial Auctions Incorporated ("Ehli").

     Effective May 16, 2000, a business combination occurred between Able and Ehli, whereby Able legally acquired Ehli as a wholly-owned subsidiary. The terms of the combination provided that Able acquired all of the common shares of Ehli in exchange for cash payment of US$900,000 and Able issuing 50,000 common shares at a deemed value of US$350,000.

2.   PRO-FORMA FINANCIAL INFORMATION

     Management has prepared and provided certain pro-forma interim consolidated financial information to assist readers to understand the nature and effect of the combination on the unaudited financial statements of Able and Ehli.

     The pro-forma financial information is unaudited and has been prepared from the audited financial statements of Able and Eli's for the year ended December 31, 1999 and the unaudited interim consolidated financial statements of Able and Ehli for the three month period ended March 31, 2000.

     Pro-forma statements of operations and loss per share:

     The pro-forma consolidated statements of operations reflect a combination of the results of operations of Able and Ehli for the year ended December 31, 1999 and the three month period ended March 31, 2000 and includes the following:

     i) the amortization of goodwill acquired in the amount of $923,774 over five years. Amortization expense relating to goodwill, for the period ended March 31, 2000 of $46,189 and $184,755 for the year ended December 31, 1999 was calculated by taking a pro-rata portion of expense for the period based on an amortization period of five years at a rate of $184,755 per year;

     ii) The pro-forma presentation of net income (loss) reflects the income tax adjustments for federal and state income taxes as if Ehli had been taxed as a C corporation rather than an S corporation for the year ended December 31, 1999 and the three month period ended March 31, 2000. The effective rate used for pro-forma income taxes was the applicable effective Federal statutory rate as there was no significant temporary permanent differences or state income tax obligations.

     iii) the impact on the calculation of pro-forma basic loss per share which is based on the number of shares that would have been outstanding for the period had the business combination taken place at the beginning of the fiscal period.

     The calculation of pro-forma weighted average shares outstanding at December 31, 1999 and March 31, 2000 are as follows:

     a)   March 31, 2000

          Weighted average shares outstanding
            as at March 31, 2000                             18,668,483

          Shares issued for acquisition of
            Ehli's                                               50,000
                                                          --------------
                                                             18,718,483
                                                          ==============

ABLEAUCTIONS.COM, INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
MARCH 31, 2000
================================================================================


2.   PRO-FORMA FINANCIAL INFORMATION (cont'd.....)

     b)   December 31, 1999

          Weighted average shares outstanding
            as at December 31, 1999                          13,228,082

          Shares issued for acquisition of
            Ehli's                                               50,000
                                                          --------------
                                                             13,278,082
                                                          ==============